                                                         Two World Trade Center,
                                                        New York, New York 10048

Morgan Stanley Dean Witter Quality Municipal Income Trust
Letter to the Shareholders October 31, 2000

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to 5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Letter to the Shareholders October 31, 2000, continued

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.


          30-YEAR BOND YIELDS 1994-2000

  Date            AAA Ins   Tsy     % Relationship
  ----            -------   ---     --------------
12/31/93            5.40%   6.34%       85.17%
01/31/94            5.40    6.24        86.54%
02/28/94            5.80    6.66        87.09%
03/31/94            6.40    7.09        90.27%
04/29/94            6.35    7.32        86.75%
05/31/94            6.25    7.43        84.12%
06/30/94            6.50    7.61        85.41%
07/29/94            6.25    7.39        84.57%
08/31/94            6.30    7.45        84.56%
09/30/94            6.55    7.81        83.87%
10/31/94            6.75    7.96        84.80%
11/30/94            7.00    8.00        87.50%
12/30/94            6.75    7.88        85.66%
01/31/95            6.40    7.70        83.12%
02/28/95            6.15    7.44        82.66%
03/31/95            6.15    7.43        82.77%
04/28/95            6.20    7.34        84.47%
05/31/95            5.80    6.66        87.09%
06/30/95            6.10    6.62        92.15%
07/31/95            6.10    6.86        88.92%
08/31/95            6.00    6.66        90.09%
09/29/95            5.95    6.48        91.82%
10/31/95            5.75    6.33        90.84%
11/30/95            5.50    6.14        89.58%
12/29/95            5.35    5.94        90.07%
01/31/96            5.40    6.03        89.55%
02/29/96            5.60    6.46        86.69%
03/29/96            5.85    6.66        87.84%
04/30/96            5.95    6.89        86.36%
05/31/96            6.05    6.99        86.55%
06/28/96            5.90    6.89        85.63%
07/31/96            5.85    6.97        83.93%
08/30/96            5.90    7.11        82.98%
09/30/96            5.70    6.93        82.25%
10/31/96            5.65    6.64        85.09%
11/29/96            5.50    6.35        86.61%
12/31/96            5.60    6.63        84.46%
01/31/97            5.70    6.79        83.95%
02/28/97            5.65    6.80        83.09%
03/31/97            5.90    7.10        83.10%
04/30/97            5.75    6.94        82.85%
05/30/97            5.65    6.91        81.77%
06/30/97            5.60    6.78        82.60%
07/30/97            5.30    6.30        84.13%
08/31/97            5.50    6.61        83.21%
09/30/97            5.40    6.40        84.38%
10/31/97            5.35    6.15        86.99%
11/30/97            5.30    6.05        87.60%
12/31/97            5.15    5.92        86.99%
01/31/98            5.15    5.80        88.79%
02/28/98            5.20    5.92        87.84%
03/31/98            5.25    5.93        88.53%
04/30/98            5.35    5.95        89.92%
05/29/98            5.20    5.80        89.66%
06/30/98            5.20    5.65        92.04%
07/31/98            5.18    5.71        90.72%
08/31/98            5.03    5.27        95.45%
09/30/98            4.95    5.00        99.00%
10/31/98            5.05    5.16        97.87%
11/30/98            5.00    5.06        98.81%
12/31/98            5.05    5.10        99.02%
01/31/99            5.00    5.09        98.23%
02/28/99            5.10    5.58        91.40%
03/31/99            5.15    5.63        91.47%
04/30/99            5.20    5.66        91.87%
05/31/99            5.30    5.83        90.91%
06/30/99            5.47    5.96        91.78%
07/31/99            5.55    6.10        90.98%
08/31/99            5.75    6.06        94.88%
09/30/99            5.85    6.05        96.69%
10/31/99            6.03    6.16        97.89%
11/30/99            6.00    6.29        95.39%
12/31/99            5.97    6.48        92.13%
01/31/00            6.18    6.49        95.22%
02/29/00            6.04    6.14        98.37%
03/31/00            5.82    5.83        99.83%
04/30/00            5.91    5.96        99.16%
05/31/00            5.91    6.01        98.34%
06/30/00            5.84    5.90        98.98%
07/31/00            5.73    5.78        99.13%
08/31/00            5.62    5.67        99.12%
09/30/00            5.74    5.89        97.45%
10/31/00            5.65    5.79        97.58%

Source: Municipal Market Data - A Division of Thomson Financial Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Quality Municipal Income Trust (IQI) increased from $14.88 to $15.22 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.925 per share, the Trust's total NAV return was
9.46 percent. IQI's value on the New York Stock Exchange (NYSE) increased from $13.25 to $13.3125 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQI's total market return was 7.51 percent. As of October 31, 2000, IQI's share price was at a 12.53 percent discount to its NAV.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Letter to the Shareholders October 31, 2000, continued

Monthly dividends for the fourth quarter of 2000 were declared in September. Beginning with the October payment, the monthly dividend was reduced from $0.0775 to $0.0725 per share. The new dividend reflects current earnings and the Trust's level of undistributed net investment income which was $0.082 per share on October 31, 2000, versus $0.090 per share 12 months earlier.


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 15 long-term sectors and 78 credits. Issues in the refunded bond category comprised 17 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of October, the portfolio's average maturity was 15 years. Average duration, a measure of portfolio sensitivity to interest rates, was 5.1 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit quality, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.


THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.11 per share to common share earnings. The Trust's five ARPS series totaling $208 million represented 31 percent of net assets. The yield on the IQI's three weekly ARPS series ranged between 3.20 and 5.30 percent. Yields on series with rollovers in July and September 2001, are 4.48 percent and 4.40 percent, respectively. In comparison, the yield on 1-year municipal notes increased from
3.77 percent at the end of October 1999 to 4.19 percent at the end of this October.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Letter to the Shareholders October 31, 2000, continued

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 1,991,493 shares of common stock at a weighted average market discount of 10.16 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,





/s/ CHARLES A. FIUMEFREDDO                 /s/ MITCHELL M. MERIN
--------------------------                 ---------------------
    CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
    Chairman of the Board                      President

Morgan Stanley Dean Witter Quality Municipal Income Trust
Letter to the Shareholders October 31, 2000, continued


LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

REFUNDED                17%
MORTGAGE                14%
GENERAL OBLIGATION      12%
WATER & SEWER           12%
TRANSPORTATION          10%
IDR/PCR*                 8%
ELECTRIC                 8%


* Industrial Development/Pollution Control Revenue.
  Portfolio structure is subject to change.


CREDIT RATINGS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)


Aaa OR AAA     50%
Ba OR BB        1%
Baa OR BBB      3%
A OR A          9%
Aa OR AA       37%


As measured by Moody's Investors Service, Inc. of Standard & Poor's Corp.

Portfolio structure is subject to change.



DISTRIBUTION BY MATURITY
(% OF NET ASSETS)


WEIGHTED AVERAGE
MATURITY 15 YEARS

UNDER 1 YEAR        4.5%
1-5 YEARS          13.5%
5-10 YEARS          5.6%
10-20 YEARS        46.0%
20-30 YEARS        25.6%
30+ YEARS           4.8%


Portfolio structure is subject to change.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Letter to the Shareholders October 31, 2000, continued

[GRAPHIC OMITTED]

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2000


WEIGHTED AVERAGE
CALL PROTECTION: 4 YEARS


BONDS CALLABLE



2000                          2%
2001                          6%
2002                         48%
2003                         13%
2004                          0%
2005                          1%
2006                          0%
2007                          0%
2008                          6%
2009                          7%
2010+                        17%



YEARS BOND CALLABLE

WEIGHTED AVERAGE
BOOK YIELD: 6.3%

COST (BOOK) YIELD*


2000                         6.7%
2001                         7.0%
2002                         6.6%
2003                         6.5%
2004
2005                         6.0%
2006
2007
2008                         6.1%
2009                         5.4%
2010+                        5.9%


* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust is earning a book yield of 6.7% on 2% of the long-term portfolio that is callable in 2000.

Portfolio structure is subject to change.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Results of Annual Meeting (unaudited)

                                     * * *


On October 24, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:



Wayne E. Hedien
  For ..............    23,106,693
  Withheld .........     1,013,764
James F. Higgins
  For ..............    23,082,081
  Withheld .........     1,038,376
John L. Schroeder
  For ..............    23,081,144
  Withheld .........     1,039,313

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:


Dr. Manuel H. Johnson
  For ...............   3,623
  Withheld ..........       5

The following Trustees were not standing for reelection at this meeting:

  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(3) RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS
    INDEPENDENT AUDITORS:



  For .............   22,913,952
  Against .........      336,927
  Abstain .........      869,578

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within 30 days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of each of the common and preferred shares outstanding and entitled to vote at the meeting.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Results of Annual Meeting (unaudited) continued

Although no quorum was obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting.


VOTE:


Number of Common Shares
For ...................    3,194,953
Against ...............   11,238,823
Abstain ...............    1,935,031


Number of Preferred Shares
For ......................    63
Against ..................   467
Abstain ..................    12

Morgan Stanley Dean Witter Quality Municipal Income Trust
Portfolio of Investments October 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON      MATURITY
 THOUSANDS                                                                                   RATE         DATE          VALUE
-----------                                                                               ----------   ---------- ---------------
             TAX-EXEMPT MUNICIPAL BONDS (95.5%)
             General Obligation (12.3%)
 $   3,500   Denver City & County School Dist No 1, Colorado, Ser 1999 (FGIC) ..........  5.25 %        12/01/16   $  3,473,575
             Hawaii,
     5,000    1992 Ser BZ ..............................................................  6.00          10/01/10      5,419,500
     8,000    1992 Ser BZ ..............................................................  6.00          10/01/11      8,659,360
     4,000   Cook County, Illinois, Ser 1992 C (FGIC) ..................................  6.00          11/15/09      4,339,400
    10,000   Massachusetts, Ser 2000 C (WI) ............................................  5.75          10/01/15     10,492,600
             South Carolina,
    14,000    Highway Ser 1999 A .......................................................  4.60          05/01/18     12,499,900
    10,000    Highway Ser 1999 A .......................................................  4.60          05/01/19      8,874,000
     5,000   Houston Independent School District, Texas, PSF Gtd School & Refg
              Ser 1999 A ...............................................................  5.25          02/15/18      4,850,400
     9,035   San Antonio, Texas, Refg Ser 1992 .........................................  5.75          08/01/13      9,131,313
    15,000   Washington, Ser 1993 A ....................................................  5.75          10/01/17     15,219,299
 ---------                                                                                                         ------------
    83,535                                                                                                           82,959,347
 ---------                                                                                                         ------------
             Educational Facilities Revenue (2.0%)
     2,500   University of Illinois, Auxilliary Ser 1991 ...............................  5.75          04/01/22      2,509,350
     5,000   Massachusetts Health & Educational Facilities Authority, Brandeis
              University, 1998 Ser I (MBIA) ............................................  4.75          10/01/28      4,310,700
             Scranton-Lackawanna Health & Welfare Authority, Pennsylvania,
     3,000    University of Scranton 1992 Ser A ........................................  6.40          03/01/07      3,114,180
     3,300    University of Scranton 1992 Ser A ........................................  6.50          03/01/13      3,424,146
 ---------                                                                                                         ------------
    13,800                                                                                                           13,358,376
 ---------                                                                                                         ------------
             Electric Revenue (7.7%)
     3,000   Los Angeles Department of Water & Power, California, Issue of 1992 ........  6.375         02/01/20      3,118,140
     9,000   Orlando Utilities Commission, Florida, Ser 1991 A .........................  5.50          10/01/26      8,889,300
    10,000   Municipal Electric Authority of Georgia, Power 1992 Ser B
              (Secondary MBIA) .........................................................  6.375         01/01/16     10,483,201
     5,000   Hastings, Nebraska, Refg Ser 1992 .........................................  6.30          01/01/19      5,165,750
    10,000   Long Island Power Authority, New York, Ser 2000 A (FSA) ...................  0.00          06/01/16      4,286,900
    10,000   Hamilton!, Ohio, Refg 1992 Ser A (FGIC) ...................................  6.00          10/15/23     10,189,500
             Grant County Public Utility District #2, Washington,
     8,220    Priest Rapids Hydro Second Ser 1992 A ....................................  5.00          01/01/23      7,481,104
     2,645    Wanapum Hydro Second Ser 1992 B (AMT) ....................................  6.75          01/01/23      2,749,292
 ---------                                                                                                         ------------
    57,865                                                                                                           52,363,187
 ---------                                                                                                         ------------
             Hospital Revenue (6.4%)
     5,000   Birmingham-Carraway Special Care Facilities Financing Authority,
              Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) ...............  5.875         08/15/15      5,130,150
     9,250   Massachusetts Health & Educational Facilities Authority, Massachusetts
              General Hospital Ser F (Ambac) ...........................................  6.00          07/01/15      9,490,778
    10,000   Missouri Health & Educational Facilities Authority, Health Midwest
              Ser 1992 B (MBIA) ........................................................  6.25          02/15/22     10,200,800
     4,500   Cuyahoga County, Ohio, Cleveland Clinic Foundation Refg Ser 1992 ..........  5.50          11/15/11      4,541,985

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Portfolio of Investments October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE          VALUE
-----------                                                                                ---------- ---------- ---------------
 $   5,000  Dauphin County General Authority, Pennsylvania, HAPSO Group Inc/
             The Western Pennsylvania Hospital Refg 1992 Ser A (MBIA) .................... 6.25 %      07/01/16   $  5,495,250
     3,000  Philadelphia Hospitals & Higher Education Facilities Authority,
             Pennsylvania, Chestnut Hill Hospital Ser of 1992 ............................ 6.375       11/15/11      2,927,400
     5,000  South Dakota Health & Educational Facilities Authority, Queen of Peace
             Hospital Ser 1992 (MBIA) .................................................... 6.70        07/01/17      5,225,150
 ---------                                                                                                        ------------
    41,750                                                                                                          43,011,513
 ---------                                                                                                        ------------
            Industrial Development/Pollution Control Revenue (7.8%)
     6,000  California Pollution Control Financing Authority, Keller Cannon Landfill Co/
             Browning-Ferris Industries Inc Ser 1992 (AMT) ............................... 6.875       11/01/27      5,923,920
     5,000  Citrus County, Florida, Florida Power Corp Refg Ser 1992 B ................... 6.35        02/01/22      5,135,950
     5,000  Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMT) (MBIA) ......... 6.65        06/01/17      5,240,100
    15,000  Berkeley County, South Carolina, South Carolina Electric & Gas Co Ser 1984     6.50        10/01/14     15,744,300
    10,000  Brazos River Authority, Texas, Houston Lighting & Power Co Ser 1992 B
             (MBIA) ...................................................................... 6.375       04/01/12     10,477,000
    10,000  Mason County, West Virginia, Appalachian Power Co Ser J ...................... 6.60        10/01/22     10,011,500
 ---------                                                                                                        ------------
    51,000                                                                                                          52,532,770
 ---------                                                                                                        ------------
            Mortgage Revenue - Multi-Family (6.3%)
     7,000  Illinois Housing Development Authority, Ser I ................................ 6.625       09/01/12      7,217,770
    15,705  Michigan Housing Development Authority, Rental 1992 Ser A
             (Bifurcated FSA) ............................................................ 6.50        04/01/23     16,278,704
            Missouri Housing Development Commission,
     5,355   Federally Insured Mortgage Loans Refg Ser 11/15/92 .......................... 6.50        07/01/16      5,400,517
     6,795   Federally Insured Mortgage Loans Refg Ser 11/15/92 .......................... 6.60        07/01/24      6,852,690
     7,000  New Jersey Housing Mortgage Finance Agency, Home Buyer Ser 2000 CC
             (MBIA) (AMT) ................................................................ 5.875       10/01/31      6,989,640
 ---------                                                                                                        ------------
    41,855                                                                                                          42,739,321
 ---------                                                                                                        ------------
            Mortgage Revenue - Single Family (7.5%)
    16,495  Connecticut Housing Finance Authority, 1992 Ser B ............................ 6.70        11/15/12     17,202,470
     5,105  Georgia Housing & Finance Authority, Home Ownership 1992 Ser C ............... 6.50        12/01/11      5,219,965
     7,000  Idaho Housing & Finance Association, 2000 Ser E (AMT) ........................ 6.00        01/01/32      7,047,740
     1,100  Idaho Housing Agency, 1992 Ser E (AMT) ....................................... 6.75        07/01/12      1,126,653
     3,000  Maryland Community Development Administration, 2000 Ser D (AMT) .............. 6.25        09/01/32      3,074,880
            Minnesota Housing Finance Agency,
     2,730   Ser 1992 D-1 ................................................................ 6.50        01/01/17      2,785,419
     5,905   Ser 1992 CD-1 (AMT) ......................................................... 6.75        07/01/23      6,013,357
     2,000  Missouri Housing Development Commission, Homeownership Loan Program,
             Ser 2000 B-1 (AMT) .......................................................... 6.25        03/01/31      2,046,180
     6,300  Montana Board of Housing, 2000 Ser B (AMT) ................................... 6.00        12/01/29      6,336,099
 ---------                                                                                                        ------------
    49,635                                                                                                          50,852,763
 ---------                                                                                                        ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Portfolio of Investments October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE          VALUE
-----------                                                                                ---------- ---------- ---------------
            Nursing & Health Related Facilities Revenue (1.7%)
 $  11,250  Minneapolis & Saint Paul Housing & Redevelopment Authority, Minnesota,
 ---------    Group Health Plan Inc Ser 1992 ............................................. 6.90 %      10/15/22   $ 11,292,638
                                                                                                                  ------------
            Public Facilities Revenue (1.2%)
     7,370  Indianapolis Local Public Improvement Bond Bank, Indiana, Ser 1992 D ......... 6.75        02/01/20      7,775,645
 ---------                                                                                                        ------------
            Recreational Facilities Revenue (1.5%)
    10,000  Atlanta Downtown Development Authority, Georgia, Underground Atlanta
 ---------    Refg Ser 1992 .............................................................. 6.25        10/01/16     10,363,600
                                                                                                                  ------------
            Resource Recovery Revenue (1.7%)
    11,340  Broward County, Florida, Broward Waste Energy Co North Ser 1984 .............. 7.95        12/01/08     11,702,540
 ---------                                                                                                        ------------
            Transportation Facilities Revenue (9.6%)
            Dade County, Florida,
     3,000   Aviation 1992 Ser B (AMT) (MBIA) ............................................ 6.55        10/01/13      3,144,150
     5,000   Aviation 1992 Ser B (AMT) (MBIA) ............................................ 6.60        10/01/22      5,229,550
     5,000  Atlanta, Georgia, Airport Ser 2000 A (FGIC) .................................. 5.50        01/01/26      4,945,850
    13,000  Chicago, Illinois, Chicago-O'Hare Int'l Terminal Ser 1992 (AMT) (MBIA) ....... 6.75        01/01/12     13,474,889
     4,000  Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) ............. 5.75        06/01/21      4,162,320
     3,400  Maine Turnpike Authority, Ser 2000 (FGIC) .................................... 5.50        07/01/30      3,345,974
     2,390  St Louis, Missouri, Lambert-St Louis Int'l Airport Ser 1992 (AMT) (FGIC) ..... 6.00        07/01/08      2,479,004
     4,595  Nevada Department of Business and Industry, Las Vegas Monorail Project,
             1st Tier Ser 2000 (Ambac) ................................................... 0.00        01/01/22      1,331,080
            New Jersey Transportation Trust Fund Authority,
     5,000   1998 Ser A (FSA) ............................................................ 4.50        06/15/19      4,380,300
     5,000   1999 Ser A .................................................................. 5.75        06/15/20      5,234,600
     6,000  Puerto Rico Highway & Transportation Authority, Refg Ser V ................... 6.625       07/01/12      6,264,900
            Houston, Texas,
     6,000   Airport Sub Lien Ser 2000 A (AMT) (FSA) (WI) ................................ 5.875       07/01/17      6,130,320
     5,000   Airport Sub Lien Ser 2000 A (AMT) (FSA) (WI) ................................ 5.625       07/01/30      4,855,700
 ---------                                                                                                        ------------
    67,385                                                                                                          64,978,637
 ---------                                                                                                        ------------
            Water & Sewer Revenue (12.1%)
     4,000  Birmingham, Alabama, Water & Sewer Ser 1998 A ................................ 4.75        01/01/21      3,531,920
     6,000  Tampa Bay Water, Florida, Utility Ser 1998 B (FGIC) .......................... 4.75        10/01/27      5,227,440
    10,000  Augusta, Georgia, Water and Sewerage Ser 2000 (FSA) .......................... 5.25        10/01/30      9,578,100
     5,000  Douglasville-Douglas County Water & Sewer Authority, Georgia,
             Ser 1998 (FGIC) ............................................................. 4.50        06/01/23      4,222,800
     5,000  Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
             Ser 1999 A (FGIC) ........................................................... 5.75        05/15/33      5,052,800
            Massachusetts Water Resources Authority,
     5,000   Refg 1992 Ser B ............................................................. 5.50        11/01/15      5,049,950
    10,000   1998 Ser A (FSA) ............................................................ 4.50        08/01/22      8,443,500
     5,000   2000 Ser A (FGIC) ........................................................... 5.75        08/01/39      5,026,650
     3,000  Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (Ambac) ............. 5.25        05/15/19      2,899,890

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Portfolio of Investments October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON       MATURITY
 THOUSANDS                                                                                 RATE          DATE            VALUE
-----------                                                                             ----------- --------------- ---------------
            New York City Municipal Water Finance Authority, New York,
 $  20,000   Ser 1993 A ............................................................... 6.00 %           06/15/17    $ 20,415,000
     3,000   Ser 2000 B ............................................................... 6.00             06/15/33       3,121,680
     7,045  Houston, Texas, Water & Sewer Jr Lien Refg Ser 1991 C (Ambac) ............. 6.375            12/01/17       7,308,694
     2,000  Fairfax County Water Authority, Virginia, Refg Ser 1992 ................... 6.00             04/01/22       2,087,060
 ---------                                                                                                           ------------
    85,045                                                                                                             81,965,484
 ---------                                                                                                           ------------
            Other Revenue (0.7%)                                                        5.25             07/01/17       2,941,050
     3,000  Albuquerque, New Mexico, Gross Receipts Refg Ser 1999 C ................... 5.00             07/01/28       1,797,140
     2,000  Philadelphia, Pennsylvania, Gas Works First Ser 1998 B (FSA) ..............                              ------------
 ---------                                                                                                              4,738,190
     5,000                                                                                                           ------------
 ---------
            Refunded (17.0%)
     7,500  Alaska Housing Finance Corporation, Gen Hsg 1992 Ser A .................... 6.60           12/01/02+        7,750,650
    20,000  Jefferson County School District #R-1, Colorado, Ser 1992 (Ambac)** ....... 6.00           12/15/02+       20,810,400
    10,000  District of Columbia, Howard University Refg Ser 1992 A ................... 6.75           10/01/02+       10,605,200
    20,000  Illinois Toll Highway Authority, Priority 1992 Ser A** .................... 6.375          01/01/03+       21,106,399
    14,285  Massachusetts Water Pollution Abatement Trust, MWRA Loan
             Ser 1998 A (ETM) ......................................................... 4.75           08/01/18        13,201,483
    19,700  Clark County, Nevada, Las Vegas - McCarran Int'l Airport Passenger
             Facility Charge 1992 Ser B (AMT) ......................................... 6.25           07/01/02+       20,569,755
    10,000  New York State Medical Care Facilities Agency, The Mount Sinai
             Hospital - FHA Insured Mortgage 1992 Ser C ............................... 5.75           08/15/02+       10,653,600
    10,000  Allegheny County Hospital Development Authority, Pennsylvania,
             Presbyterian University Health Ser 1992 A (MBIA) ......................... 6.25           11/01/02+       10,344,700
 ---------
   111,485                                                                                                           ------------
 ---------                                                                                                            115,042,187
   648,315  TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $616,076,689) ....................                                ------------
 ---------                                                                                                            645,676,198
                                                                                                                     ------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.5%)
     9,800  Orlando, Florida, Cap Impr Refg Ser 1992 .................................. 6.00           10/01/01+       10,132,710
     5,000  Missouri Health & Educational Facilities Authority, Cox Health System
             Ser 1997 (MBIA) (Demand 11/01/00) ........................................ 4.60*          06/01/15         5,000,000
     3,900  Delaware County, Pennsylvania, Industrial Development Authority
             (Demand 11/01/00) ........................................................ 4.60*          12/01/09         3,900,000
     3,100  Harris County Health Facilities Development Corporation, Texas,
             Methodist Hospital Ser 1994 (Demand 11/01/00) ............................ 4.60*          12/01/25         3,100,000
     7,500  Fredericksburg Industrial Development Authority, Virginia, MWH
 ---------
            Medicorp Ser 1991 A & B (FGIC) ............................................ 8.586++        08/15/01+        8,025,000
 ----------                                                                                                          ------------
    29,300  TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $28,767,580) ................................      30,157,710
 ---------                                                                                                           ------------
 $ 677,615  TOTAL INVESTMENTS (Cost $644,844,269) (a) ...................................................  100.0%     675,833,908
 =========
            OTHER ASSETS IN EXCESS OF LIABILITIES .......................................................    0.0           40,761
                                                                                                           -----     ------------
            NET ASSETS .................................................................................   100.0%    $675,874,669
                                                                                                           =====     ============


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Portfolio of Investments October 31, 2000, continued

---------------
AMT    Alternative Minimum Tax.
ETM    Escrowed to maturity.
WI     Security purchased on a "when-issued" basis.
+      Prerefunded to call date shown.
++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term securities fluctuates.
*      Current coupon of variable rate demand obligation.
** All or a portion of these securities have been segregated in connection with the purchase of "when-issued" securities.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $33,369,758 and the aggregate gross unrealized depreciation is $2,380,119, resulting in net unrealized appreciation of $30,989,639.


Bond Insurance:

Ambac      Ambac Assurance Corporation.
Connie Lee Connie Lee Insurance Company - a wholly owned subsidiary of Ambac
           Assurance Corporation.
FGIC       Financial Guaranty Insurance Company.
FSA        Financial Security Assurance Inc.
MBIA       Municipal Bond Investors Assurance Corporation.



                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets






   Alabama .......................       1.3%
   Alaska ........................       1.1
   California ....................       1.3
   Colorado ......................       3.6
   Connecticut ...................       2.6
   District of Columbia ..........       1.6
   Florida .......................       7.3
   Georgia .......................       6.6
   Hawaii ........................       2.1
   Idaho .........................       1.2
   Illinois ......................       7.8
   Indiana .......................       1.1


   Kentucky ......................       0.7%
   Maine .........................       0.5
   Maryland ......................       0.5
   Massachusetts .................       8.3
   Michigan ......................       2.4
   Minnesota .....................       3.0
   Missouri ......................       4.7
   Montana .......................       0.9
   Nebraska ......................       0.8
   Nevada ........................       4.0
   New Jersey ....................       2.4
   New Mexico ....................       0.9


   New York ......................       5.7%
   Ohio ..........................       2.2
   Pennsylvania ..................       4.6
   Puerto Rico ...................       0.9
   South Carolina ................       5.5
   South Dakota ..................       0.8
   Texas .........................       6.8
   Virginia ......................       1.5
   Washington ....................       3.8
   West Virginia .................       1.5
                                       -----
   Total .........................     100.0%
                                       =====



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000


ASSETS:
Investments in securities, at value
   (cost $644,844,269) ..........................  $675,833,908
Cash ............................................    10,475,104
Receivable for:
     Interest ...................................    10,700,221
     Investments sold ...........................       845,000
Prepaid expenses ................................       326,421
                                                    ------------
     TOTAL ASSETS ...............................   698,180,654
                                                    ------------
LIABILITIES:
Payable for:
     Investments purchased ......................    21,405,133
     Dividends to preferred shareholders ........       408,721
     Investment management fee ..................       207,317
     Common shares of beneficial interest
        repurchased .............................       167,666
Accrued expenses ................................       117,148
                                                    ------------
     TOTAL LIABILITIES ..........................    22,305,985
                                                    ------------
     NET ASSETS .................................  $675,874,669
                                                    ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
   (1,000,000 shares authorized of
   non-participating $.01 par value, 4,160
   shares outstanding) ..........................  $208,000,000
                                                   ------------
Common shares of beneficial interest
   (unlimited shares authorized of $.01 par
   value, 30,738,920 shares outstanding) ........   430,512,889
Net unrealized appreciation .....................    30,989,639
Accumulated undistributed net investment
   income .......................................     2,529,092
Accumulated undistributed net realized gain .....     3,843,049
                                                    ------------
     NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS ...............................   467,874,669
                                                    ------------
     TOTAL NET ASSETS ...........................  $675,874,669
                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($467,874,669 divided by 30,738,920
 common shares outstanding) .....................  $      15.22
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2000


NET INVESTMENT INCOME:
INTEREST INCOME  ..............................    $40,488,840
                                                   -----------
EXPENSES
Investment management fee .....................      2,384,156
Auction commission fees .......................        682,475
Transfer agent fees and expenses ..............        120,164
Professional fees .............................        114,578
Shareholder reports and notices ...............         67,046
Auction agent fees ............................         40,113
Registration fees .............................         32,926
Custodian fees ................................         31,791
Trustees' fees and expenses ...................         16,472
Other .........................................         46,008
                                                   -----------
     TOTAL EXPENSES ...........................      3,535,729
Less: expense offset  .........................        (31,734)
                                                   -----------
     NET EXPENSES .............................      3,503,995
                                                   -----------
     NET INVESTMENT INCOME ....................     36,984,845
                                                   -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................      4,965,229
Net change in unrealized appreciation .........      2,723,226
                                                   -----------
     NET GAIN .................................      7,688,455
                                                   -----------
NET INCREASE ..................................    $44,673,300
                                                   ===========



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                             FOR THE YEAR         FOR THE YEAR
                                                                 ENDED               ENDED
                                                           OCTOBER 31, 2000     OCTOBER 31, 1999
                                                          ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................     $  36,984,845        $  38,468,411
Net realized gain (loss) ..............................         4,965,229           (1,122,180)
Net change in unrealized appreciation .................         2,723,226          (43,771,021)
                                                            -------------        -------------
   NET INCREASE (DECREASE) ............................        44,673,300           (6,424,790)
                                                            -------------        -------------
Dividends to preferred shareholders from net investment
  income ..............................................        (8,231,899)          (7,437,084)
                                                            -------------        -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income .................................       (29,155,707)         (30,960,584)
Net realized gain .....................................           --                (1,575,210)
                                                            -------------        -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..................       (29,155,707)         (32,535,794)
                                                            -------------        -------------
Decrease from transactions in common shares of
  beneficial interest .................................       (26,590,117)          (8,751,946)
                                                            -------------        -------------
   NET DECREASE .......................................       (19,304,423)         (55,149,614)
NET ASSETS:
Beginning of period ...................................       695,179,092          750,328,706
                                                            -------------        -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $2,529,092 and $2,931,853, respectively) ...........     $ 675,874,669        $ 695,179,092
                                                            =============        =============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Notes to Financial Statements October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Income Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter Quality Municipal Income Trust
Notes to Financial Statements October 31, 2000, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $96,721,701 and $108,150,183, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,996. At October 31, 2000, the Trust had an accrued pension liability of $40,625 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Notes to Financial Statements October 31, 2000, continued

Dividends, which are cumulative, are reset through auction procedures.



                         AMOUNT IN                    RESET          RANGE OF
 SERIES     SHARES*     THOUSANDS*       RATE*        DATE       DIVIDEND RATES**
--------   ---------   ------------   ----------   ----------   -----------------
    1        1,120        $56,000         4.40%    09/05/01       3.93% - 4.40%
    2          400         20,000         4.13     11/02/00       3.20  - 5.00
    3        1,120         56,000         4.48     07/05/01       3.65  - 4.48
    4        1,120         56,000         4.13     11/02/00       3.35  - 5.00
    5          400         20,000         4.13     11/03/00       3.25  - 5.30

---------------
*      As of October 31, 2000.
**    For the year ended October 31, 2000.


Subsequent to October 31, 2000 and up through December 4, 2000, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.84% to 4.48% in the aggregate amount of $1,193,989.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:



                                                                                                          CAPITAL
                                                                                                          PAID IN
                                                                                                         EXCESS OF
                                                                               SHARES      PAR VALUE     PAR VALUE
                                                                           -------------- ----------- ---------------
Balance, October 31, 1998 ................................................ 33,362,113     $333,621    $465,521,331
Treasury shares purchased and retired (weighted average discount 8.66%)* .   (631,700)      (6,317)     (8,745,629)
                                                                           ----------     --------    ------------
Balance, October 31, 1999 ................................................ 32,730,413      327,304     456,775,702
Treasury shares purchased and retired (weighted average discount 10.16%)*  (1,991,493)     (19,915)    (26,570,202)
                                                                           ----------     --------    ------------
Balance, October 31, 2000 ................................................ 30,738,920     $307,389    $430,205,500
                                                                           ==========     ========    ============

---------------
*      The Trustees have voted to retire the shares purchased.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Notes to Financial Statements October 31, 2000, continued

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000, the Trust utilized its net capital loss carryover of approximately $1,122,000.


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:


    AMOUNT
   PER SHARE        RECORD DATE          PAYABLE DATE
-------------- --------------------- --------------------
$  0.0725       November 3, 2000      November 17, 2000
$  0.0725       December 8, 2000      December 22, 2000

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.


9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust held positions in residual interest bonds, having a total value of $8,025,000, which represents 1.2% of the Trust's net assets.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                                   FOR THE YEAR ENDED OCTOBER 31*
                                                                 -----------------------------------
                                                                         2000              1999
                                                                 ------------------- ---------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...........................      $  14.88            $   16.26
                                                                      --------            ----------
Income (loss) from investment operations:
 Net investment income .........................................         1.17                  1.16
 Net realized and unrealized gain (loss) .......................         0.26                 (1.36)
                                                                      --------            ----------
Total income (loss) from investment operations .................         1.43                 (0.20)
                                                                      --------            ----------
Less dividends and distributions from:
 Net investment income .........................................        (0.93)                (0.93)
 Common share equivalent of dividends paid to preferred
  shareholders .................................................        (0.26)                (0.22)
 Net realized gain .............................................            -                 (0.05)
                                                                      --------            ----------
Total dividends and distributions ..............................        (1.19)                (1.20)
                                                                      --------            ----------
Anti-dilutive effect of acquiring treasury shares ..............         0.10                  0.02
                                                                      --------            ----------
Net asset value, end of period .................................      $ 15.22            $    14.88
                                                                      ========            ==========
Market value, end of period ....................................      $13.313            $    13.25
                                                                      ========            ==========
TOTAL RETURN+  .................................................         7.51%               (10.21)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .................................................         0.75%(1)              0.73 %
Net investment income before preferred stock dividends .........         7.83%                 7.32 %
Preferred stock dividends ......................................         1.74%                 1.42 %
Net investment income available to common shareholders .........         6.09%                 5.90 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................     $675,875              $695,179
Asset coverage on preferred shares at end of period ............          324%                  333 %
Portfolio turnover rate ........................................           15%                   21 %



                                                                              FOR THE YEAR ENDED OCTOBER 31*
                                                                 ---------------------------------------------------------
                                                                        1998               1997                1996
                                                                 ----------------- ------------------- -------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...........................     $  15.91         $    15.44          $    15.33
                                                                     ----------       ----------          ----------
Income (loss) from investment operations:
 Net investment income .........................................         1.19               1.20                1.19
 Net realized and unrealized gain (loss) .......................         0.34               0.51                0.13
                                                                     ----------       ----------          ----------
Total income (loss) from investment operations .................         1.53               1.71                1.32
                                                                     ----------       ----------          ----------
Less dividends and distributions from:
 Net investment income .........................................        (0.93)             (0.99)              (0.99)
 Common share equivalent of dividends paid to preferred
  shareholders .................................................        (0.23)             (0.23)              (0.22)
 Net realized gain .............................................        (0.03)             (0.03)              (0.04)
                                                                     ----------       -----------         -----------
Total dividends and distributions ..............................        (1.19)             (1.25)              (1.25)
                                                                     ----------       -----------         -----------
Anti-dilutive effect of acquiring treasury shares ..............         0.01               0.01                0.04
                                                                     ----------       -----------         -----------
Net asset value, end of period .................................     $  16.26         $    15.91          $    15.44
                                                                     ==========       ===========         ===========
Market value, end of period ....................................     $  15.75         $    14.875         $    14.625
                                                                     ==========       ===========         ===========
TOTAL RETURN+  .................................................        12.66%              8.84%              14.27%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .................................................         0.71%(1)           0.70%(1)            0.69%(1)
Net investment income before preferred stock dividends .........         7.35%              7.68%               7.73%
Preferred stock dividends ......................................         1.45%              1.47%               1.41%
Net investment income available to common shareholders .........         5.90%              6.21%               6.32%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................     $750,329         $  742,504          $  734,799
Asset coverage on preferred shares at end of period ............          360%               356%                353%
Portfolio turnover rate ........................................            2%                 2%               --


-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of the expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Quality Municipal Income Trust
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Quality Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 8, 2000
                      2000 FEDERAL TAX NOTICE (unaudited)
      For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Change in Independent Accountants

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

Morgan Stanley Dean Witter Quality Municipal Income Trust
Revised Investment Policy

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Quality Municipal Income Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
QUALITY
MUNICIPAL
INCOME TRUST

ANNUAL REPORT
October 31, 2000